Exhibit 99.6

B6 Summary (Official Form 6 - Summary) (12/07)

United States Bankruptcy Court

District of Maryland

In re	Signature Special Event Services, Inc.	,	Case No.	09-15686
	Debtor		Chapter	11

SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor’s assets. Add the amounts of all claims from Schedules D, E, and F to determine the total amount of the debtor’s liabilities. Individual debtors also must complete the “Statistical Summary of Certain Liabilities and Related Data” if they file a case under chapter 7, 11, or 13.

NAME OF SCHEDULE	ATTACHED (YES/NO)	NO. OF SHEETS	ASSETS	LIABILITIES	OTHER
A - Real Property	NO		$
B - Personal Property	YES	9	$2,794,238.53
C - Property Claimed as Exempt	NO
D - Creditors Holding Secured Claims	NO	2		$27,606,957.02
E - Creditors Holding Unsecured Priority Claims (Total of Claims on Schedule E)	YES	4		$947,574.09
F - Creditors Holding Unsecured Nonpriority Claims	YES	5		$1,362,395.67
G - Executory Contracts and Unexpired Leases	YES	2
H - Codebtors	YES	1
I - Current Income of Individual Debtor(s)	N/A				$
J - Current Expenditures of Individual Debtors(s)	N/A				$
	TOTAL	23	$2,794,238.53	$29,916,926.78

B 6B (Official Form 6B) (12/07)

In re	Signature Special Event Services, Inc.	,	Case No.	09-15686
	Debtor			(If known)

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an “x” in the appropriate position in the column labeled “None.” If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether the husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person’s name and address under “Description and Location of Property.” If the property is being held for a minor child, simply state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112 and Fed. R. Bankr. P. 1007 (m).

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
1. Cash on hand.	X
2. Checking, savings or other financial accounts, certificates of deposit or shares in banks, savings and loan, thrift, building and loan, and home-stead associations, or credit unions, brokerage houses, or cooperatives.		See Schedule B-2		$5,412.47
3. Security deposits with public utilities, telephone companies, land-lords, and others.		See Schedule B-3		$18,400.00
4. Household goods and furnishings, including audio, video, and computer equipment.	X
5. Books; pictures and other art objects; antiques; stamp, coin, record, tape, compact disc, and other collections or collectibles.	X
6. Wearing apparel.	X
7. Furs and jewelry.	X
8. Firearms and sports, photographic, and other hobby equipment.	X
9. Interests in insurance policies. Name insurance company of each policy and itemize surrender or refund value of each.	X
10. Annuities. Itemize and name each issuer.	X

11. Interests in an education IRA as defined in 26 U.S.C. § 530(b)(1) or under a qualified State tuition plan as defined in 26 U.S.C. § 529 (b)(1). Give particulars. (File separately the record(s) of any such interest(s). 11 U.S.C. § 521(c).)

X

B 6B (Official Form 6B) (12/07) — Cont.

In re	Signature Special Event Services, Inc.	,	Case No.	09-15686
	Debtor			(If known)

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
12. Interests in IRA, ERISA, Keogh, or other pension or profit sharing plans. Give particulars.	X
13. Stock and interests in incorporated and unincorporated businesses. Itemize.	X
14. Interests in partnerships or joint ventures. Itemize.	X
15. Government and corporate bonds and other negotiable and non-negotiable instruments.	X
16. Accounts receivable.		Trade accounts for sale of goods and services		$405,422.69
17. Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.	X
18. Other liquidated debts owed to debtor including tax refunds. Give particulars.		See Schedule B-18		$4,393.88
19. Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A – Real Property.	X
20. Contingent and noncontingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.	X
21. Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.	X

B 6B (Official Form 6B) (12/07) — Cont.

In re	Signature Special Event Services, Inc.	,	Case No.	09-15686
	Debtor			(If known)

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
22. Patents, copyrights, and other intellectual property. Give particulars.		See Schedule B-22		Unknown
23. Licenses, franchises, and other general intangibles. Give particulars.	X

24. Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101(41A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.

	X
25. Automobiles, trucks, trailers, and other vehicles and accessories.		See Schedule B-25		$0.00
26. Boats, motors, and accessories.	X
27. Aircraft and accessories.	X
28. Office equipment, furnishings, and supplies.		Office Equipment, Computer Equipment, Supplies, and Furniture located at 1332 Londontown Blvd., Building B, Eldersburg, MD 21784 Net book value (estimate of market value)		$0.00
29. Machinery, fixtures, equipment, and supplies used in business.		Machinery, Fixtures, Equipment, and Business Supplies located at 1332 Londontown Blvd., Building B, Eldersburg, MD 21784 Net book value (estimate of market value)		$2,242,000.00
30. Inventory.	X
31. Animals.	X
32. Crops - growing or harvested. Give particulars.	X
33. Farming equipment and implements.	X
34. Farm supplies, chemicals, and feed.	X
35. Other personal property of any kind not already listed. Itemize.		See Schedule B-35		$118,609.53

		continuation sheets attached Total➢		$2,794,238.57
		(Include amounts from any continuation sheets attached. Report total also on Summary of Schedules.)

Signature Special Event Services, Inc.
Case No. 09-15686
Attachment B-2 to Schedule B
Checking, savings or other financial accounts, certificates of deposit or shars in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives

Financial Institution	Address	Account Number	Description	Balance
Branch Banking and Trust Co.	8200 Greensboro Drive, Suite 1000 McLean, VA 22102-3857	0005155319943	Signature Special Event Services Inc. - Operating Account	$—
Branch Banking and Trust Co.	8200 Greensboro Drive, Suite 1000 McLean, VA 22102-3857	0005155320046	Signature Special Event Services Inc. - Payroll Account	––
Chevy Chase Bank	7501 Wisconsin Avenue Bethesda, MD 20814	761-430098-0	Signature Special Event Services Inc.	5,412.47
				$5,412.47

Signature Special Event Services, Inc.
Case No. 09-15686
Attachment B-3 to Schedule B
Security deposits with public utilities, telephone companies, landlords, and others

Description	Location of Property	Current value of debtor’s Interest in Property

Landlord security deposit
BTR Capital Group Mgt, LLC Building A/STE 1300 York Road, Lutherville, MD 21093	285 Bucheimer Road Frederick, MD 21701-3141	$15,000.00

A/R Software license deposit
Wynne Systems 301 E Ocean Blvd, Suite 1750 Long Beach, CA 90802-4828	285 Bucheimer Road Frederick, MD 21701-3141	3,400.00
		$18,400.00

Signature Special Event Services, Inc.
Case No. 09-15686
Attachment B-18 to Schedule B
Other liquidated debts owed to debtor, including tax refunds

Description and Location of Property	Current value of debtor’s Interest in Property
Note receivable	$2,923.88
Per diem advances	1,470.00
$4,393.88

Signature Special Event Services, Inc.
Case No. 09-15686
Attachment B-22 to Schedule B
Patents, copyrights, and other intellectual property

			Date	Expiration	Estimated
Title	Country	Number	Filed	Date	Value
Trademark
Signature Special Event Servcies	U.S.	2,868,793.00	8/3/2004	N/A	Unknown

Signature Special Event Services, Inc.

Case No. 09-15686

Attachment B-25 to Schedule B

Automobiles, trucks, trailers and other vehicles and accessories

Make	Model	Year	Description	Location	Net book Value
FORD	F-150	1999	PICKUP TRUCK, 4.6 L - V 8, MILEAGE 161,608 (DID NOT INSPECT)	1332 Londtown Blvd. Building B, Eldersburg MD 21784	$––

FORD	F-150	2000	4-DOOR EXTENDED CAB PICKUP TRUCK, 4 X 4, 4.6 L - V 8, MILEAGE 211,760 (DID NOT INSPECT)	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

FORD	F-150XLT	1999	4-DOOR EXTENDED CAB 4 X 4 PICKUP TRUCK, 4.6 L, MILEAGE N/A, A/C, CRUISE, MANUAL SHIFT 4 X 4	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

KENWORTH	T800	1999	ROLLBACK LIFT TRUCK, 28’ TANDEM AXLE, ALUMINUM FUEL TANK, 2 X 100 GALLON FUEL TANKS, AM, FM, CASS, EATON-FULLER 10 SPEED, PTO, AIR BRAKES, MILEAGE N/A, CHROME MUFFLERS	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

FORD	F150	2000	4 DOOR EXTENDED CAB PICKUP TRUCK, 4.6 L - V 8, 4 WHEEL DRIVE, MILEAGE N/A (DID NOT INSPECT)	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

FORD	F150	2000	4 DOOR EXTENDED CAB PICKUP TRUCK, 4.6 L - V 8, 4 WHEEL DRIVE, MILEAGE N/A (DID NOT INSPECT)	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

FORD	F350	2001	4-DOOR CREW CAB SUPER DUTY PICKUP TRUCK, 2 WHEEL DRIVE, 7.3 L POWER STROKE DIESEL V 8 ENG., SHORT BED, DUAL REAR TIRES, CHROME FRONT “OFF-ROAD” GRILL GUARD, CENTER CONSOLE, AT, AM, FM, CASS, CD, AC, CRUISE, MILEAGE N/A, CLOTH SEATS, BED LINER, TOW PACKAGE	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

FORD	F350	2000	4-DOOR CREW CAB SUPER DUTY PICKUP TRUCK, 2 WHEEL DRIVE, 7.3 L POWER STROKE DIESEL V 8 ENG., SHORT BED, DUAL REAR TIRES, CHROME FRONT “OFF-ROAD” GRILL GUARD, CENTER CONSOLE, AT, AM, FM, CASS, CD, AC, CRUISE, MILEAGE N/A, CLOTH SEATS, BED LINER, TOW PACKAGE	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

KENWORTH	T600B	1994	TANDEM AXLE CONVENTIONAL SLEEPER TRACTOR, FIFTH WHEEL, 6X4, AM-FM/CASS, 48” SLEEPER, AIR DRIVER SEAT, CHROME MUFFLER, DUAL ALUM. FUEL TANKS, MILEAGE - 517,397, E-F TRANS., AIR BRAKES, ENG-N14-350B, GVWR-48.000 #	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

FORD	TAURUS SE	2000	4 DOOR SEDAN, “FFV”, 3.0 L - V 6, EFI FLEX FUEL, CLOTH SEATS, PWR. WIND./DOOR LOCKS/MIRRORS, CRUISE, AM-FM/CASS, AC, CENTER CONSOLE, ALUM. WHEELS, MILEAGE 122.412 (DID NOT INSPECT)	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

(NAVISTAR) INTERNATIONAL	4700-4X2	2001	22’ SINGLE AXLE ROLL BACK FLATBED TRUCK, DIESEL, CHROME WHEELS, WINCH, SPICER 5 SPEED TRANSMISSION, VINYL BENCH SEAT, CHELSEA PTO, STEEL DIAMOND PLATE BED, AM-FM WEATHER RADIO, 206” WB, T444E ENGINE, MILEAGE - 070.865	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

FORD	F-350	2001	4-DOOR CREW CAB SUPER DUTY PICKUP TRUCK, LONG BED, BED LINER, 7.3 L POWER STROKE DIESEL V 8 ENG., ALUM.-CHROME WHEELS, CHROME FRONT “OFF ROAD” GRILL GUARD, AT, AC, CRUISE, AM-FM/CD, CENTER CONSOLE, PWR. WIND./DOOR LOCKS/MIRRORS, DUAL REAR TIRES, TOW PACKA	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

FORD	F-250 XLT	2000	4-DOOR SUPER CAB SUPER DUTY PICKUP TRUCK, LONG BED, 7.8 L POWER STROKE DIESEL V 8, BED LINER, PIPE RACK, ALUMINUM DIAMOND PLATE TOOL CHEST, MILEAGE 245,141, TOW PACKAGE, AM, FM, CASS, AT, AC, CRUISE, POWER WINDOWS & DOOR LOCKS & MIRRORS (BODY DAMAGE)	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

FORD	F-650XL	2000	24’ SINGLE AXLE FLATBED TRUCK, 6-SPEED MANUAL TRANSMISSION, 142,176 MILES	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

INTERNATIONAL	4700 Stake Body	1999	24’ SINGLE AXLE 4-DOOR CREW CAB BOX TRUCK, 6 PLUS-SPEED MANUAL TRANSMISSION, N/A MILES (DID NOT INSPECT)	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––

INTERNATIONAL	Box Truck	1999	24’ SINGLE AXLE 4-DOOR CREW CAB BOX TRUCK, 6 PLUS-SPEED MANUAL TRANSMISSION, N/A MILES (DID NOT INSPECT)	1332 Londtown Blvd. Building B, Eldersburg MD 21784	––
Total					$––

(1) Net book value for all vehicles is zero and is used to estimate value due to age and high mileage.

Signature Special Event Services, Inc.
Case No. 09-15686
Attachment B-35 to Schedule B
Other personal property of any kind not already listed

Description and Location of Property	Current value of debtor’s Interest in Property
Prepaid business insurance	103,902.75
Prepaid property taxes	11,152.26
Prepaid expense	3,538.26
$118,593.27

Notes:

The trial balance reflects an intercompany receivable of $16.22 which is offset by an intercompany payable at Safety Tech International, Inc. (Case No. 09-15684) in the same amount.

B 6D (Official Form 6D) (12/07)

In re	Signature Special Events Services, Inc.	,	Case No.	09-15686
	Debtor			(If known)

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number of all entities holding claims secured by property of the debtor as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests.

List creditors in alphabetical order to the extent practicable. If a minor child is the creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007 (m). If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H — Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”

If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Total the columns labeled “Amount of Claim Without Deducting Value of Collateral” and “Unsecured Portion, if Any” in the boxes labeled “Total(s)” on the last sheet of the completed schedule. Report the total from the column labeled “Amount of Claim Without Deducting Value of Collateral” also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report the total from the column labeled “Unsecured Portion, if Any” on the Statistical Summary of Certain Liabilities and Related Data.

☐      Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

CREDITOR’S NAME AND MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER (See Instructions Above.)	CODEBTOR	HUSBAND, WIFE, JOINT, OR COMMUNITY	DATE CLAIM WAS INCURRED, NATURE OF LIEN , AND DESCRIPTION AND VALUE OF PROPERTY SUBJECT TO LIEN	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY
ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Term Loan-Secured by all corporate assets VALUE $				$17,103,291.61	Unknown

ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Revolving Line-Secured by A/R and inventory VALUE $				$10,227,876.27	Unknown

ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Commercial Credit Agreement VALUE $				$156,081.93	Unknown

continuation sheets attached			Subtotal (Total of this page)				$27,487,249.81	$

			Total (Use only on last page)				$	$

							(Report also on Summary of Schedules.)	(If applicable, report also on Statistical Summary of Certain Liabilities and Related Data.)

B 6D (Official Form 6D) (12/07) – Cont.

In re	Signature Special Events Services, Inc	,	Case No.	09-15686
	Debtor			(if known)

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

(Continuation Sheet)

CREDITOR’S NAME AND MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER (See Instructions Above.)	CODEBTOR	HUSBAND, WIFE, JOINT, OR COMMUNITY	DATE CLAIM WAS INCURRED, NATURE OF LIEN , AND DESCRIPTION AND VALUE OF PROPERTY SUBJECT TO LIEN	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY
ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Interest payable, Term Loan, Revolving Credit Facility				$8,307.21	Unknown

			VALUE $

ACCOUNT NO. Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Letter of credit-Secured by A/R and inventory				$111,400.00	Unknown

			VALUE $

ACCOUNT NO.
			VALUE $

ACCOUNT NO.
			VALUE $

ACCOUNT NO.
			VALUE $

Sheet no. of continuation sheets attached to Schedule of Creditors Holding Secured Claims			Subtotal (s) (Total(s) of this page)				$119,707.21	$

			Total (s) (Use only on last page)				$27,606,957.02	$

							(Report also on Summary of Schedules.)	(If applicable, report also on Statistical Summary of Certain Liabilities and Related Data.)

B 6E (Official Form 6E) (12/07)

In re	Signature Special Events Services, Inc.	,	Case No.	09-15686
	Debtor			(if known)

SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name, mailing address, including zip code, and last four digits of the account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition. Use a separate continuation sheet for each type of priority and label each with the type of priority.

The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A. B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112 and Fed. R. Bankr. P. 1007 (m).

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”            If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all claims listed on this Schedule E in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

Report the total of amounts entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.

Report the total of amounts not entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts not entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.

☐ Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets.)

☐ Domestic Support Obligations

Claims for domestic support that are owed to or recoverable by a spouse, former spouse, or child of the debtor, or the parent, legal guardian, or responsible relative of such a child, or a governmental unit to whom such a domestic support claim has been assigned to the extent provided in 11 U.S.C. § 507 (a)(1).

☐ Extensions of credit in an involuntary case

Claims arising in the ordinary course of the debtor’s business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. § 507(a)(3).

☐ Wages, salaries, and commissions

Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $10,950* per person earned within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(4).

☐ Contributions to employee benefit plans

Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(5).

B 6E (Official Form 6E) (12/07) – Cont.

In re	Signature Special Events Services, Inc	,	Case No.	09-15686
	Debtor			(if known)

☐ Certain farmers and fishermen

Claims of certain farmers and fishermen, up to $5,400* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. § 507 (a)(6).

☐ Deposits by individuals

Claims of individuals up to $2,425* for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. § 507(a)(7).

☒ Taxes and Certain Other Debts Owed to Governmental Units

Taxes, customs duties, and penalties owing to federal, state, and local governmental units as set forth in 11 U.S.C. § 507(a)(8).

☐ Commitments to Maintain the Capital of an Insured Depository Institution

Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. § 507(a)(9).

☐ Claims for Death or Personal Injury While Debtor Was Intoxicated

Claims for death or personal injury resulting from the operation of a motor vehicle or vessel while the debtor was intoxicated from using alcohol, a drug, or another substance. 11 U.S.C. § 507(a)(10).

* Amounts are subject to adjustment on April 1, 2010, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

_______continuation sheets attached

B 6E (Official Form 6E) (12/07) — Cont.

In re	Signature Special Events Services, Inc	,	Case No.	09-15686
	Debtor		(If known)

SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

(Continuation Sheet)

Type of Priority for Claims Listed on This Sheet

									AMOUNT
CREDITOR’S NAME,									NOT
MAILING ADDRESS			DATE CLAIM WAS					AMOUNT	ENTITLED
INCLUDING ZIP CODE		HUSBAND, WIFE,	INCURRED AND				AMOUNT	ENTITLED	TO
AND ACCOUNT NUMBER		JOINT, OR	CONSIDERATION				OF	TO	PRIORITY, IF
(See Instructions Above.)	CODEBTOR	COMMUNITY	FOR CLAIM	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM	PRIORITY	ANY
Account No.
See attachment to Schedule E							$947,574.09	$947,574.09	$0.00

Account No.

Account No.

Account No.

Sheet no. of continuation sheets attached to Schedule of Creditors Holding Priority Claims					Subtotals (Totals of this page)		$947,574.09	$
					Total (Use only on last page of the completed Schedule E. Report also on the Summary of Schedules.)		$947,574.09
					Totals (Use only on last page of the completed Schedule E. If applicable, report also on the Statistical Summary of Certain Liabilities and Related Data.)			$947,574.09	$0.00

Signature Special Event Services, Inc.
Case No. 09-15686
Attachment to Schedule E
Creditors Holding Unsecured Priority Claims

Taxes and Certain Other Debts Owed to Governmental Units	Type of Priority for Claims Listed on This Sheet

						Date Claim was					Amount	Amount Not
						Incurred and					Entitled to	Entitled to
Creditor’s Name	Address 1	City	State	Zip Code	Description	consideration for claim	Contingent	Unliquidated	Disputed	Amount of Claim	Priority	Priority, if any

Los Angeles County Tax Collector	225 N. Hill St.	Los Angeles	CA	90012	Unsecured Property Tax Penalty/Interest	2/28/2009				23.54	23.54	—
Los Angeles County Tax Collector	225 N. Hill St.	Los Angeles	CA	90012	Unsecured Property Tax	8/1/2008				35.46	35.46	—
Orlando County Tax Collector	Earl K. Wood, Treasurer	Orlando	FL	32804	Tangible Personal Property Tax Penalty/Interest	7/9/2008				10,080.85	10,080.85	—
Orlando County Tax Collector	Earl K. Wood, Treasurer	Orlando	FL	32804	Tangible Personal Property Tax	10/29/2007				5,883.90	5,883.90	—
Orlando County Tax Collector	Earl K. Wood, Treasurer	Orlando	FL	32804	Tangible Personal Property Tax	11/1/2008				106,881.60	106,881.60	—
State of Florida (Florida Department of Revenue)	5050 W Tennessee St	Tallahassee	FL	32399-0140	Sales Tax Penalty/Interest	Nov 06 - Mar 09				45,200.00	45,200.00	—
State of New York (New York State Sales Tax)	JAF Building	New York	NY	10116-1208	Sales Tax Penalty/Interest	Nov 06 - Mar 09				14,995.01	14,995.01	—
State of North Carolina (North Carolina Department of Revenue)	Sales & Use Tax Division	Raleigh	NC	27602-0871	Sales Tax Penalty/Interest	Nov 06 - Mar 09				19,141.13	19,141.13	—
State of Ohio (Ohio Department of Taxation)	PO Box 16560	Columbus	OH	43216-6560	Sales Tax Penalty/Interest	Nov 06 - Aug 08				1,677.31	1,677.31	—
State of Pennsylvania (PA Department of Revenue)	Dept 280406	Harrisburg	PA	17128-0406	Sales Tax Penalty/Interest	Nov 06 - Jan 09				35,765.44	35,765.44	—
State of South Carolina (South Carolina Department of Revenue)	SCDOR	Columbia	SC	29214-0101	Sales Tax Penalty/Interest	Nov 06 - Dec 08				7,051.22	7,051.22	—
State of Virginia (Virginia Department of Taxation)	Po Box 26626	Richmond	VA	232616623	Sales Tax Penalty/Interest	Nov 06 - Dec 08				32.25	32.25	—
District of Columbia (Government of the District of Columbia)	Office of Tax and Revenue	Washington	DC	20044-0679	Sales tax	Feb 09 - Mar 09				96.89	96.89	—
State of California (State Board of Equalization)	PO Box 942879	Sacramento	CA	94279	Sales tax	Nov 08 - Mar 09				2,356.62	2,356.62	—
State of Florida (Florida Department of Revenue)	5050 W Tennessee St	Tallahassee	FL	32399-0140	Sales tax	Nov 06 - Mar 09				156,105.39	156,105.39	—
State of Kentucky	Kentucky Revenue Cabinet	Frankfort	KY	40602-0299	Sales tax	Sept 08				150.00	150.00	—
State of Maryland (Comptroller of Maryland)	PO Box 17405	Baltimore	MD	21297-1405	Sales tax	Jan 09 - Mar 09				238.55	238.55	—
State of Massachussetts (Mass. Dept. of Revenue)	PO Box 7039	Boston	MA	02204-7039	Sales tax	Mar 09				941.60	941.60	—
State of Nevada (Nevada Department of Taxation)	1550 E College Parkway	Carson City	NV	89706	Sales tax	Mar 09				220.88	220.88	—
State of New Jersey (New Jersey Division of Taxation)	Revenue Proc. Ctr/Sales & Use Tax	Trenton	NJ	08646-0999	Sales tax	Jan 09-Mar 09				6,917.52	6,917.52	—
State of New York (New York State Sales Tax)	JAF Building	New York	NY	10116-1208	Sales tax	Nov 06 - Mar 09				94,027.63	94,027.63	—
State of North Carolina (North Carolina Department of Revenue)	PO Box 25000	Raleigh	NC	27640-0150	Sales tax	Nov 06 - Mar 09				95,590.19	95,590.19	—
State of Oklahoma (Oklahoma Tax Commission)	2501 North Lincoln Boulevard	Oklahoma City	OK	73194	Sales tax	Jan 07 - Sept 07				42,331.93	42,331.93	—
State of Pennsylvania (PA Department of Revenue)	Dept 280406	Harrisburg	PA	17128-0406	Sales tax	Nov 06 - Jan 09				223,561.18	223,561.18	—
State of South Carolina (South Carolina Department of Revenue)	SCDOR	Columbia	SC	29214-0101	Sales tax	Nov 06 - Dec 08				49,775.97	49,775.97	—
City of Shelbyville	315 Washington Street	Shelbyville	KY	40065	Property Tax Penalty/Interest	3/18/2009				212.02	212.02	—
City of Shelbyville	315 Washington Street	Shelbyville	KY	40065	Property Tax	10/19/2007				1,514.59	1,514.59	—
Commissioners of Carroll County	Collections Office	Westminster	MD	21157	Personal Property Tax	9/10/2008				26,765.42	26,765.42	—
										$947,574.09	$947,574.09	$—

1

B 6F (Official Form 6F) (12/07) - Cont.

In re	Signature Special Events Services, Inc.	,	Case No.	09-15686
	Debtor			(if known)

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112 and Fed. R. Bankr. P. 1007(m). Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”

If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Report the total of all claims listed on this schedule in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report this total also on the Statistical Summary of Certain Liabilities and Related Data..

☐   Check this box if debtor has no creditors holding unsecured claims to report on this Schedule F.

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	HUSBAND, WIFE, JOINT, OR COMMUNITY	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM

ACCOUNT NO.

See Attachment to Schedule F							$1,362,395.67

ACCOUNT NO.

ACCOUNT NO.

ACCOUNT NO.

						Subtotal	$1,362,395.67

___continuation sheets attached						Total
		(Use only on last page of the completed Schedule F.) (Report also on Summary of Schedules and, if applicable, on the Statistical Summary of Certain Liabilities and Related Data.)					$1,362,395.67

Signature Special Event Services, Inc.
Case No. 09-15686
Attachment to Schedule F
Creditors Holding Unsecured Nonpriority Claims

							Date claim was incurred and	Subject to Setoff				Total Amount of
Creditor’s Name	Address 1	Address 2	City	State	Zip Code	Country	consideration for claim	Y/N	Contingent	Unliquidated	Disputed	Claim
1332 Londontown Road, LLC	Drawer #5175	PO Box 11407	Birmingham	AL	35246-5181		Trade debt					$45,389.92
A Navas Party Production, Inc.	12248 S.W.133rd Court		Miami	FL	33186		Trade debt					67,900.00
A-1 Event & Party Rentals	251 E. Front St.		Covina	CA	91723		Trade debt					1,962.28
Ace Doran Hauling And Rigging	1601 Blue Rock Street		Cincinnati	OH	45223		Trade debt					107,695.97
Ace Rentals, Inc.	8973 Yellow Brick Road		Baltimore	MD	21237		Trade debt					4,349.25
Action Party Rentals Inc.	4350 S. Arville	C-26	Las Vegas	NV	89103		Trade debt					425.00
Acuity Specialty Products Group	1310 Seaboard Industrial Boulevard		Atlanta	GA	30318		Trade debt					672.14
ADT Security Services	Po Box 371967		Pittsburgh	PA	15250		Trade debt					4,011.52
Advance Business Systems	10755 York Road		Cockeysville	MD	21030		Trade debt					251.47
Adventist Health Systems	901 N. Lake Destiny Dr.	Suite 400	Maitland	FL	32751		Trade debt					76.00
Airgas East, Inc.	27 Northwestern Drive		Salem	NH	03079		Trade debt					184.44
Alabout Fire Inc.	220 North Crescent Way	#L	Anaheim	CA	92801		Trade debt					573.00
Allegiance Staffing	1735 Guess Rd.	Suite 100	Durham	NC	277010000		Trade debt					1.16
Allen, Maxwell & Silver, Inc	190 Sylvan Avenue		Englewood Cliffs	NJ	07632		Trade debt					755.25
American Keder	P.O. Box 204	22 Perkins Rd.	Rindge	NH	03461		Trade debt					2,046.00
American Turf & Carpet, Llc	14030 Bolsa Lane		Cerritos	CA	90703		Trade debt					2,704.00
Amerigas - High Point	PO Box 105018		Atlanta	GA	30348-5018		Trade debt					2,511.99
Arts Quest	25 West 3rd Street	Suite 300	Bethlehem	PA	18015-1238		Trade debt					910.30
Ascot Products Inc.	Ascot Products Inc.	100 Ring Road West, Ste 207	Garden City	NY	11530		Trade debt					1,760.00
AT&T	PO Box 105262		Atlanta	GA	30348-5262		Trade debt					393.35
ATE, LLC.	4137 W. Adams St.		Phoenix	AZ	85009		Trade debt					6,414.00
Atlantic Industrial Services	6600 NW 12th Avenue	Suite 205	Ft Lauderdale	FL	33309-1147		Trade debt					2,328.55
Atlantic Logistics	PO Box 600859		Jacksonville	FL	32260-0859		Trade debt					43,320.00
Audiomakers, Inc.	7505 E. Main St.	Suite 100	Scottsdale	AZ	85251		Trade debt					152.00
Automation Research, Inc	2191 Julian Avenue #2		Palm Bay	FL	32905		Trade debt					114.00
Avalara, Inc.	435 Ericksen Ave. NE	Suite 250	Bainbridge Island	WA	98110		Trade debt					2,143.00
Aztec Tents & Events	2665 Columbia Street		Torrance	CA	90503		Trade debt	Y				23,817.08
B & K Rentals & Sales Co., Inc.	15055 Marlboro Pike		Upper Marlboro	MD	20772		Trade debt					5,634.80
Baker’s FIre Protection	5709 Mountville Road		Adamstown	MD	21710		Trade debt					2,904.10
Bee Be Gone	PO Box 12274		Silver Spring	MD	20908		Trade debt					585.00
Big Red Events, Inc.	3050 Pennington Rd.		Orlando	FL	32804		Trade debt					5,803.67
Bill’s Vending Inc.	8 Miller Alley		Thurmont	MD	21788		Trade debt					233.75
Black Tie Event Services, Inc.	225 South Lagrange Road		Frankfort	IL	60423-8079		Trade debt					5,490.00
Blade Express, Inc./BE Logistics	12912 S. Chadron Avenue		Hawthorne	CA	90250		Trade debt					124.28
Brave New Markets, Inc.	10811 Red Run Blvd.	Suite 210	Owings Mills	MD	21117		Trade debt					7,599.72
Burrell Enterprises Inc	3526 Lakeview Pkwy #177	Suite B	Rowlett	TX	75088		Trade debt					148.00
Capital Rentals, Inc,	44232 Mercure Circle		Dulles	VA	20166		Trade debt					753.75
Central City Bag Company, Inc.	4915 Old Winter Garden	PO Box 616081	Orlando	FL	32861-6081		Trade debt					574.80
Central Maryland Internation	1301 E. Patrick Street		Frederick	MD	21701		Trade debt					6,077.77
Century Wire And Cable	7400 E. Slauson Avenue		Los Angeles	CA	90040		Trade debt					1,105.62
Chip’s Towing	5611 Solomons Island Rd. North		Huntingtown	MD	20639		Trade debt					4,645.00
Choice Party Linens, Inc.	1200 Pennsylvania Avenue		Prospect Park	PA	19076-1218		Trade debt					386.81
Cintas Corporation #042	P.O. Box 9188		Baltimore	MD	21222		Trade debt					486.21
Classic Party Rentals	540 Hawaii Avenue		Torrance	CA	90503		Trade debt					6,036.49
Classic Party Rentals, Inc.	11766 Wilshire Blvd, Ste 350		Los Angeles	CA	90025		Trade debt					30,436.25
Cleannet of Baltimore Washington	9861 Brokenland Pkwy	Suite 208	Columbia	MD	21046		Trade debt					912.66
Coast To Coast Computer Products	4277 Valley Fair Street		Los Angeles	CA	90025		Trade debt					707.27
Colonie Mechanical Contractors	17 Railroad Avenue		Albany	NY	12205		Trade debt					1,244.90
Columbia Auto Supply-Eldersberg	1441 Liberty Road		Eldersburg	MD	21784		Trade debt					3,349.92
Con-Way Transportation	110 Parkland Plaza		Ann Arbor	MI	48103		Trade debt					101.13
CoolerSmart USA LLC	PO Box 7777		Philadelphia	PA	19175-0182		Trade debt					385.02
Corporate Occupational Health	PO Box 490		Frederick	MD	217050490		Trade debt					909.00
CPS Security Solutions	436 W Walnut Street		Gardena	CA	90248		Trade debt					11,298.76
Creative Tent International	20530 Big Springs Road		Weed	CA	96094		Trade debt					398.80
Delta Foremost Chemical Corp	3915 Air Park Street	P.O. Box 30310	Memphis	TN	38130		Trade debt					272.35
Dex Imaging, Inc.	5100 W. Cypress Street		Tampa	FL	33607		Trade debt					94.53
Direct Staffing Solutions Inc.	1920 NW Cache Rd.		Lawton	OK	73507		Trade debt					982.56
Dolphin Rents, Inc.	1901 E. Colorado Blvd		Pasadena	CA	91107		Trade debt					3,175.06
Donald S. Blaha dba Lemoore	18030 Kent Avenue		Lemoore	CA	93245		Trade debt					272.16
Durrett Sheppard Steel	6800 East Baltimore Street		Baltimore	MD	21224		Trade debt					2,257.90
Earl’s Forklift Service	236 Longhorn Drive		Apopka	FL	32712		Trade debt					1,543.53

1

Signature Special Event Services, Inc.
Case No. 09-15686
Attachment to Schedule F
Creditors Holding Unsecured Nonpriority Claims

								Date claim was incurred and	Subject to Setoff				Total Amount of
Creditor’s Name	Address 1	Address 2		City	State	Zip Code	Country	consideration for claim	Y/N	Contingent	Unliquidated	Disputed	Claim
Enterprise Leasing Company	3648 Durham Chapel Hill B			Durham	NC	27707-2661		Trade debt					1,155.56
Equifax Information Svcs LLC	PO Box 105835			Atlanta	GA	30348-5835		Trade debt					150.00
Evans Event Solutions, Inc.	1156 Bardstown Road			Louisville	KY	40204		Trade debt	Y				3,000.00
Event Equipment Rentals, Inc	1508 Ponce de Leon Drive			Fort Lauderdale	FL	33316		Trade debt					12,000.00
Evergreen Pest Management	P.O. Box 2248			Apopka	FL	32704		Trade debt					157.62
Facility Supply Depot	11612 Dorland St.			Whittier	CA	90601		Trade debt					422.97
Fastenal Company	2001 Theurer Blvd			Winona	MN	55987		Trade debt					2,461.89
Federal Express	PO Box 371461			Pittsburgh	PA	15250		Trade debt					3,151.82
Ferrari Textiles Corporation	1510 Sw 5Th Court			Pompano Beach	FL	33069		Trade debt					19,811.41
Ferrellgas	One Liberty Plaza			Liberty	MO	64068		Trade debt					1,141.95
Ferrellgas	One Liberty Plaza			Liberty	MO	64068		Trade debt					1,914.28
FleetPride	PO Box 281811	Southeast Region		Atlanta	GA	30384-1811		Trade debt					335.94
Florida Investments Unlimited	6220 South Orange Blossom Trl	Suite 511		Orlando	FL	32809		Trade debt					92.11
Forge Industrial Staffing, Inc.	1730 Park Street	Suite 207		Naperville	IL	60563		Trade debt					71,082.51
Gator Leasing, Inc.	10900 NW 25th Street	Suite 200		Miami	FL	33172-1922		Trade debt					4,114.32
GCS Service, Inc.	PO Box 14009			Fort Worth	TX	76117-0009		Trade debt					652.68
Geiser Dist. Co., Inc.	706 E. South St			Frederick	MD	21701		Trade debt					193.70
Governor Control Systems, Inc.	3101 S.W. 3Rd Avenue			Ft Lauderdale	FL	33315		Trade debt					509.86
Griffith Energy Services	2510 Schuster Dr			Cheverly	MD	20781		Trade debt					1,909.64
Griffith Energy Services, Inc	9111 Edmonston Road, Suite 401			Greenbelt	MD	20770		Trade debt					2,211.50
Hale Trailer Brake & Wheel	PO Box 1400			Voorhees	NJ	08043		Trade debt					2,540.77
Harper Consulting	1923 Londontowne Dr			Simi Valley	CA	93063		Trade debt					180.00
Hertz Equipment Rental Corporation	Po Box 26390			Oklahoma City	OK	731260390		Trade debt					37,394.63
Hobart Sales and Services	10 W. Potomac Parkway			Williamsport	MD	21795		Trade debt					7,826.41
Howard Solomon	909 Third Avenue			New York	NY	10022-4731		Trade debt					3,170.89
Hudson Janitorial	7114 Virginia Avenue			Sykesville	MD	21784		Trade debt					7,620.00
Idearc Media Corp.	PO Box 619009			DFW Airport	TX	75261-9009		Trade debt					538.02
Immediate Care Centers Inc.	9815 S. Orange Blossom Trl			Orlando	FL	32824		Trade debt					84.00
Industrial Engineering and E	425 Hanley Industrial Court			St. Louis	MO	63144		Trade debt					2,594.13
Industrial Staffing Concepts	8421 S. Orange Blossom Trail	Suite 226		Orlando	FL	32809		Trade debt					27,025.50
Inner Space Designs, LLC	1435 4th Street SW, Apt. B603			Hagerstown	MD	21740		Trade debt					135.00
International Minute Press	112 W Anderson Street			Selma	NC	27576		Trade debt					501.99
International Sports Propert	140 Club Oaks Court			Winston-Salem	NC	27104		Trade debt	Y				5,000.00
J.J. Keller & Associates, In	3003 W. Breezewood Lane	Po Box 548		Neenah	WI	54957-0548		Trade debt					356.60
Jacob Berardi	15 Pennicott Circle			Penfield	NY	14526		Trade debt					6,634.70
James D. Killian dba/Killian	4606 Elk Ridge Ct	Suite C		Flowery Branch	GA	30542		Trade debt					220.00
Jobby Hawes	68 Goldenrod Ct			Shelbyville	KY	40065		Trade debt					797.50
John S Grimes	13 Charles Street			Walkersville	MD	21793		Trade debt					1,804.48
Karl’s Rental Center, Inc.	285 Bucheimer Rd			Frederick	MD	21701		Trade debt	Y				50,931.05
Kathy Houghton dba/Houghton	Post Office Box 545	Houghton Pest Control		Ocoee	FL	347610545		Trade debt					95.86
Kentuckiana Wire, Rope and S	3335 Industrial Parkway			Jeffersonville	IN	47130		Trade debt					81.13
Konica Minolta Business Solutions	21146 Network Place		0	Chicago	IL	60673-1211		Trade debt					237.83
L.B. White Company, Inc.	Po Box 88468			Milwaukee	WI	532880468		Trade debt					894.44
Labor Ready	PO Box 641034			Pittsburgh	PA	15264-1034		Trade debt					13,009.33
Lex Products Corp.	401 Shippan Avenue			Stamford	CT	06902		Trade debt					25,691.26
Losberger US, LLC	200 Monroe Ave Suite 2A			Frederick	MD	21701		Trade debt					14.00
Machine & Welding Supply Com	PO Box 1708			Dunn	NC	28335-1708		Trade debt					21.25
Mainline Exhibition Carpet	100 Keen Drive			Dalton	GA	30721		Trade debt					22,584.93
Matthew Shelton dba/Innovati	713 Wyngate Dr			Frederick	MD	21701		Trade debt					8,990.00
McCall Handling Co.	8801 Wise Avenue	Suite 200		Baltimore	MD	21222		Trade debt					4,567.53
MCI	PO Box 371838		0	Pittsburgh	PA	15250-7838		Trade debt					175.13
McMullen Oil Company, Inc.	11965 49th Street North			Clearwater	FL	33762		Trade debt					1,909.04
Metro Truck & Tractor Leasing	6730 Industrial Drive			Beltsville	MD	20705		Trade debt					7,128.81
Meyer & Depew Co. Inc.	309 Lafayette Ave, PO Box 257		0	Washington	DC	20024-2214		Trade debt					513.60
Milt Davis	498 Noelwood Court			Ocoee	FL	34761		Trade debt					1,125.00
Morris Enterprises, Inc T/A	456 Union Blvd			Allentown	PA	18109-3228		Trade debt					3,058.92
MPW of S. FL	474 NW 11th Street			Boca Raton	FL	33432		Trade debt					659.98
MPW Worldwide	1121 Park West Blvd	Suite B #214		Mt. Pleasant	SC	29466		Trade debt					705.59
MTY Enterprises, LLC	4260 Burks Branch Road			Shelbyville	KY	40065		Trade debt					11,672.50
Multiquip Inc.	18910 Wilmington Avenue			Carson	CA	90746		Trade debt					1,981.57
National Capital Area Council	9190 Rockville Pike			Rockville	MD	20814-3897		Trade debt					3,602.00
NBC News, Inc.	30 Rockefeller Plaza			New York	NY	10112		Trade debt	Y				13,812.11

2

Signature Special Event Services, Inc.
Case No. 09-15686
Attachment to Schedule F
Creditors Holding Unsecured Nonpriority Claims

Creditor’s Name	Address 1	Address 2	City	State	Zip Code	Country	Date claim was incurred and consideration for claim	Subject to Setoff Y/N	Contingent	Unliquidated	Disputed	Total Amount of Claim
New Pig Corporation	One Pork Avenue		Tipton	PA	16684		Trade debt					829.60
NexImage	108 Byte Dr	Suite 102	Frederick	MD	21702		Trade debt					492.00
Norfolk Tent	2633 Wyoming Avenue		Norfolk	VA	23513		Trade debt					20,706.08
North Atlantic Energy	1160 Randall Ave		Bronx	NY	10474		Trade debt					19,100.75
Occupational Physician Services	3430 Newburg Road	Ste 106	Louisville	KY	40218		Trade debt					32.00
Orbit Party Rentals, Inc.	12061 E. Slauson Ave.		Santa Fe Springs	CA	90670		Trade debt					33,428.36
Orlando Utilities Commission	PO Box 4901		Orlando	FL	32808-4901		Trade debt					87.02
Paetec Communications, Inc.	600 Willowbrook Office Park		Fairport	NY	14450		Trade debt					3,760.88
Parker Events, Inc. dba/Hank	12226 Kirby Smith Road		Orlando	FL	32832		Trade debt	Y				14,941.11
Penske Truck Leasing Co., LP	PO Box 827380		Philadelphia	PA	19182-7380		Trade debt					3,919.52
Penton Media Inc. & Subsidiary	PO Box 30063		Hartford	CT	06150		Trade debt					3,500.00
Personnel Options, LLC	10016 S. Pioneer Blvd.	Suite 102	Santa Fe Springs	CA	90670		Trade debt					45,078.00
Phoenix Transportation Services	330 Yusen Drive		Georgetown	KY	40324		Trade debt					2,300.00
Pitney Bowes	PO Box 856460		Louisville	KY	40285-6460		Trade debt					29.76
Pitney Bowes Global Financial	PO Box 856460		Louisville	KY	40285-6460		Trade debt					775.92
Polar Leasing Company, Inc.	4410 New Haven Avenue		Fort Wayne	IN	46803		Trade debt					4,366.61
Preferable People, LLC	Preferable People, LLC	3040 Gulf to Bay Blvd	Clearwater	FL	33759		Trade debt					70,600.56
Quill	100 Schelter Road		Lincolnshire	IL	60069		Trade debt					1,507.10
Raleigh Ventures, Inc.	6725 Amsterdam Way		Wilmington	NC	28405		Trade debt					1,113.15
Rapid Response Urgent Care	220 Hwy 70 West		Garner	NC	27529		Trade debt					75.00
Regal Tent Productions	331 Arvin Avenue		Stoney Creek	Ontario	L8E2M6	Canada	Trade debt					26,406.98
ReGenerators LLP	12034 South Profit Row		Forney	TX	75126		Trade debt					1,171.79
Rent & Rave	1210 Truman Park Drive		Louisville	KY	40245		Trade debt					8,743.80
Rental Service Corporation	6929 E. Greenway Parkway	Suite 200	Scottsdale	AZ	85254		Trade debt					4,261.94
River Associates Investments	633 Chestnut Street	Suite # 1640	Chattanooga	TN	37450		Trade debt					2,400.00
Roadway Express	Po Box 905587		Charlotte	NC	282905587		Trade debt					6,846.92
RW Warner, Inc.	217 Monroe Avenue		Frederick	MD	21701		Trade debt					976.07
Ryder Transportation	PO Box 402366		Atlanta	GA	30384-2366		Trade debt					792.83
Ryder Truck Rental, Inc.	6000 Windward Parkway		Alpharetta	GA	30095		Trade debt					883.90
Safari Telecom, Inc.	6 Arrow Road	Suite 202	Ramsey	NJ	07446		Trade debt					871.49
Safety-Kleen Systems, Inc.	PO Box 382066		Pittsburgh	PA	15250		Trade debt					2,218.56
Scotty’s Oil Company, Inc.	9507 Boyce Avenue	PO Box 620693	Orlando	FL	32862		Trade debt					3,068.05
Select Event Rentals	8610 Cherry Lane, Suite 30		Kenilworth	NJ	07033		Trade debt	Y				997.50
Shred-It Usa, Inc.	850 East Gude Drive Suite H		Rockville	MD	20850		Trade debt					582.60
Sonia Boteo	1109 Winding Water Way		Clermont	FL	34714		Trade debt					2,800.00
Southern Events, LLC	Southern Events, LLC	301 Promenade Circle	Lake Mary	FL	32746		Trade debt	Y				4,729.76
Sprint	Po Box 4181		Carol Stream	IL	601974181		Trade debt					3,346.12
Sprint	Po Box 4181		Carol Stream	IL	601974181		Trade debt					57.00
St. Martins Chemical, Inc.	11210 Phillips Industrial Blvd	E., Suite 11	Jacksonville	FL	32256		Trade debt					2,425.60
Sunbelt Rentals, Inc.	Attention: Carrie White	2341 Deerfield Drive	Fort Mill	SC	29715		Trade debt	Y				18,896.76
Swift Systems, Incorporated	Po Box 3928		Frederick	MD	217053928		Trade debt					1,054.00
The Astrup Company	2937 West 25th Street		Cleveland	OH	44113		Trade debt					1,594.29
The Car Store of West Orange	12811 West Colonial Dr.		Winter Garden	FL	34787		Trade debt					527.90
The New York Racing Assoc.	PO Box 169		Jamaica	NY	11417-0090		Trade debt					49,135.11
Thomas A. Lake	Thomas A. Lake	11071A Haughs Church Road	Detour	MD	21757		Trade debt					4,228.27
Tipco Technologies, Inc.	11412 Cronhill Drive		Owings Mills	MD	21117		Trade debt					598.04
Top Talent Staffing Services	People 2.0 Global Inc.	PO Box 536853	Atlanta	GA	30353-6853		Trade debt					1,781.95
Total Transportation Service	2400 Dallas Parkway	Suite 220	Plano	TX	75093		Trade debt					71,500.00
Trilogy Transportation Services	508 3rd, St. N.		Waite Park	MN	56387-1121		Trade debt					16,100.00
Trimboli’s Tents & Events, LLC	6200 Days Cove Road, Suite 3		Laurel	MD	20707		Trade debt					395.00
Tri-Tech	Po Box 26444		Tampa	FL	336236444		Trade debt					64.67
Tropic Oil	10002 NW 89th Ave		Miami	FL	33178-1409		Trade debt					510.21
True Test Collections of Memphis	3355 Poplar Ave #104		Memphis	TN	38111		Trade debt					35.00
TVI Corporation	7100 Holladay Tyler Road		Glenn Dale	MD	20769		Trade debt					—
United Rentals Inc.	c/o Marcia Wright-Natl Rep	2138 Espey Court	Crofton	MD	21114		Trade debt					5,810.22
Valco/Valley Tool & Die Inc.	10020 York-Theta Dr		North Royalton	OH	44133		Trade debt					1,071.88
Verizon	PO Box 660720		Dallas	TX	75266-0720		Trade debt					364.40
W.W. Grainger, Inc.	100 Grainger Parkway		Lake Forest	IL	60045		Trade debt					383.16
Wagner Equipment Co.	18000 E. Smith Road		Aurora	CO	80011		Trade debt					(25.00)
Waste Services of Florida, Inc.	1099 Miller Drive		White Marsh	MD	21162		Trade debt					3,980.38
Weld World Inc	5110 Curtis Avenue		Baltimore	MD	21226		Trade debt					43.56
Willis of Pennsylvania, Inc.	PO Box 905432		Charlotte	NC	28290-5432		Trade debt					101.00

3

Signature Special Event Services, Inc.
Case No. 09-15686
Attachment to Schedule F
Creditors Holding Unsecured Nonpriority Claims

Creditor’s Name	Address 1	Address 2	City	State	Zip Code	Country	Date claim was incurred and consideration for claim	Subject to Setoff Y/N	Contingent	Unliquidated	Disputed	Total Amount of Claim
Wilson H Weaver	820 Pyrtle Drive		Salem	VA	24153		Trade debt					3,500.00
Wingfoot Commercial Tire Systems	460 Reedy Creek Road		Cary	NC	27513		Trade debt					1,342.95
Workers Temporary Staffing	PO Box 601532		Charlotte	NC	28260-1532		Trade debt					30,707.47
Wynne Systems, Inc.	19800 MacArthur Boulevard	Suite 900	Irvine	CA	92612		Trade debt					12,485.37
Zee Medical, Inc.	P.O. Box 4604		Chesterfield	MO	63006-4604		Trade debt	Y				60.25
Zephyrhills	6661 Dixie Hwy	Suite 4	Louisville	KY	40258		Trade debt					431.87
Zero Zone Mechanical Service	18B-3200 Dufferin Street	Suite 126	Toronto	Ontario	M6A 0A1	Canada	Trade debt					192.15
Zmetra Memorial Industries Inc.	PO Box 218		Webster	MA	01570		Trade debt	Y				1,150.00
												$1,362,395.67

(1) The trial balance reflects an intercompany payable of $31,767,329.89 which is offset by an intercompany receivable at TVI Corporation (Case No. 09-15677) in the same amount

4

B 6G (Official Form 6G) (12/07)

In re	Signature Special Event Services, Inc.	,	Case No.	09-15686
	Debtor			(if known)

SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor’s interest in contract, i.e., “Purchaser,” “Agent,” etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described. If a minor child is a party to one of the leases or contracts, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

☐    Check this box if debtor has no executory contracts or unexpired leases.

NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR’S INTEREST. STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
See Schedule G Attachment

Signature Special Event Services, Inc.
Case No. 09-15686
Attachment to Schedule G
Executory contracts and unexpired leases

Party to Contract	Address 1	Address 2	City	State	Zip Code	Description	Non- Residential Real Property Y/N
ADP Payroll Services	1 ADP Blvd.		Roseland	NJ	07068	Third party payroll service provider- MTM	N
ADP Screening Services	301 Remington Street		Fort Collins	CO	80524	Third party payroll service provider- MTM Realty lease - 1332 Londontown Road,	N
1332 Londontown Road, LLC	1300 York Road	Suite 300 600 WillowBrook	Lutherville	MD	21093	Eldersburg, MD	Y
Paetec	One Paetec Plaza	Office Park	Fairport	NY	14450	T1 Lease for Florida branch	N
Pitney Bowes	1 Elmcroft Rd.		Stamford	CT	06926	Lease of postage meter and scale	N
ADT Security Services	14200 E. Exposition Ave		Aurora	CO	80012	Security services for Florida branch	N
Penton Media	1300 East 9th Street		Cleveland	OH	44114	Trade show	N
Konica Minolta	21146 Network Place		Chicago	IL	60673-1211	Copier lease - C350 color	N
Sprint Nextel Corporation	6200 Sprint Pkwy.		Overland Park	KS	66251	Various cell phones Lease agreement - rental contract with	N
Karl’s Rental Center of Florida, LLC	3004 Silver Star Road		Orlando	FL	32808	Northwest Hospital Lease agreement - field services contract	N
Karl’s Rental Center of Florida, LLC	3004 Silver Star Road		Orlando	FL	32808	with ConocoPhillips	N
Cooler Smart	PO Box 7777		Philadelphia	PA	19175-0182	Water cooler rental and service	N
GMAC	PO Box 130424		Roseville	MN	55113	Auto lease - Chevy Truck	N

B 6H (Official Form 6H) (12/07)

In re	Signature Special Events Services, Inc	,	Case No.	09-15686
	Debtor			(if known)

SCHEDULE H - CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by the debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight-year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

☐   Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR

TVI CORPORATION	Branch Banking and Trust Co.
7100 Holladay Tyler Road	8200 Greensboro Drive, Suite 1000
Glenn Dale, MD 20769	McLean, VA 22102-3857

Safety Tech International, Inc.	Branch Banking and Trust Co.
5703 Industry Lane	8200 Greensboro Drive, Suite 1000
Frederick, MD 21704	McLean, VA 22102-3857

CAPA Manufacturing Corp.	Branch Banking and Trust Co.
7100 Holladay Tyler Road	8200 Greensboro Drive, Suite 1000
Glenn Dale, MD 20769	McLean, VA 22102-3857

B6 Declaration (Official Form 6 - Declaration) (12/07)

In re	Signature Special Event Services. Inc.	Case No.	09-15686
	Debtor		(if known)

DECLARATION CONCERNING DEBTOR’S SCHEDULES

DECLARATION UNDER PENALTY OF PERJURY BY INDIVIDUAL DEBTOR

I declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 24 sheets, and that they are true and correct to the best of my knowledge, information, and belief.

Date	Signature:
Debtor

Date	Signature:
(Joint Debtor, if any)

[If joint case, both spouses must sign.]

DECLARATION AND SIGNATURE OF NON-ATTORNEY BANKRUPTCY PETITION PREPARER (See 11 U.S.C. § 110)

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h) and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required by that section.

Printed or Typed Name and Title, if any,	Social Security No.
of Bankruptcy Petition Preparer	(Required by 11 U.S.C. § 110.)

If the bankruptcy petition preparer is not an individual, state the name, title (if any), address, and social security number of the officer, principal, responsible person, or partner who signs this document.

Address

X
Signature of Bankruptcy Petition Preparer	Date

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document, unless the bankruptcy petition preparer is not an individual:

If more than one person prepared this document, attach additional signed sheets conforming to the appropriate Official Form for each person.

A bankruptcy petition preparer’s failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. § 110; 18 U.S.C. § 156.

DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, the Treasurer & Secretary [the president or other officer or an authorized agent of the corporation or a member or an authorized agent of the partnership ] of the corporation [corporation or partnership] named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 24 sheets (Total shown on summary page plus 1), and that they are true and correct to the best of my knowledge, information, and belief.

Date	05/05/2009
Signature:		/s/ Sherri Voelkel

Sherri Voelkel
[Print or type name of individual signing on behalf of debtor.]

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C. §§ 152 and 3571.